                                                                    Exhibit 10.3



                              SECURITY AGREEMENT

                              Dated July 5, 2001

                                     From

                        The Grantors referred to herein

                                  as Grantors
                                  -----------

                                      to

                                CITIBANK, N.A.

                              as Collateral Agent
                              -------------------

                         T A B L E  O F  C O N T E N T S
                         - - - - -  - -  - - - - - - - -

Section                                                                                      Page
Section 1.   Grant of Security..............................................................   2

Section 2.   Security for Obligations.......................................................   8

Section 3.   Grantors Remain Liable.........................................................   9

Section 4.   Perfection and Priority of Security Interests, Mortgages and Liens.............   9

Section 5.   Delivery and Control of Security Collateral....................................   9

Section 6.   Maintaining the Citibank Concentration Account and the L/C Cash Collateral
             Account........................................................................  11

Section 7.   Investing of Amounts in the L/C Cash Collateral Account........................  11

Section 8.   Maintenance of Cash Management System and the Blocked Accounts.................  11

Section 9.   Release of Amounts.............................................................  13

Section 10.  Representations and Warranties.................................................  13

Section 11.  Further Assurances.............................................................  17

Section 12.  As to Equipment and Inventory..................................................  18

Section 13.  Insurance......................................................................  18

Section 14.  Place of Perfection; Records; Collection of Receivables........................  19

Section 15.  As to Intellectual Property Collateral.........................................  20

Section 16.  Voting Rights; Dividends; Etc..................................................  22

Section 17.  Transfers and Other Liens; Additional Shares...................................  23

Section 18.  Collateral Agent Appointed Attorney-in-Fact....................................  23

Section 19.  Collateral Agent May Perform...................................................  24

Section 20.  The Collateral Agent's Duties..................................................  24

Section 21.  Remedies.......................................................................  25

Section 22.  Indemnity and Expenses.........................................................  29

Section 23.  Amendments; Waivers; Additional Grantors; Etc..................................  29

Section 24.  Notices; Etc.............................................................  30

Section 25.  Continuing Security Interest; Assignments under the Credit Agreement.....  30

Section 26.  Release; Termination.....................................................  30

Section 27.  Security Interest Absolute...............................................  31

Section 28.  Execution in Counterparts................................................  32

Section 29.  The Mortgages............................................................  32

Section 30.  Governing Law............................................................  33



Schedules

Schedule I     -    Pledged Shares and Pledged Debt
Schedule II    -    Locations of Equipment and Inventory
Schedule III   -    Chief Executive Office and Federal Tax Identification Number
Schedule IV    -    Patents, Trademarks and Trade Names, Copyrights and Licenses
Schedule V     -    Blocked Accounts and Pledged Accounts
Schedule VI         Concentration Accounts

Exhibits

Exhibit A      -    Form of Security Agreement Supplement
Exhibit B      -    Form of Pledged Account Letter
Exhibit C      -    Form of Intellectual Property Agreement
Exhibit D      -    Form of Intellectual Property Agreement Supplement

                              SECURITY AGREEMENT

          SECURITY AGREEMENT dated July 5, 2001 made by AMF Bowling Worldwide, Inc., a Delaware corporation (the "Borrower"), the other Persons listed on the signature pages hereof, each a debtor and debtor-in-possession under Chapter 11 of the U.S. Bankruptcy Code (11 U.S.C. (S)(S) 101 et seq.; the "Bankruptcy
                                                  -- ----
Code") and the Additional Grantors (as defined in Section 23) (the Borrower, the Persons so listed and the Additional Grantors being, collectively, the "Grantors"), to CITIBANK, N.A. ("Citibank") as collateral agent (together with any successor collateral agent appointed pursuant to Article VII of the Credit Agreement (as hereinafter defined), the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement).

          PRELIMINARY STATEMENTS.

          (1) The Borrower and the Guarantors have entered into a Senior Secured Priming Debtor-In-Possession Credit Agreement dated as of July 3, 2001 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the Lender Parties and the Agents (each as defined therein).

          (2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of their personal property and fixtures now owned or hereafter acquired.

          (3) Each Grantor is the owner of the shares (the "Initial Pledged Shares") of stock set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "Initial Pledged Debt") set forth opposite such Grantor's name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein.

          (4) The Borrower has security entitlement (the "Pledged Security Entitlements") with respect to all the financial assets (the "Pledged Financial Assets") credited from time to time to the Borrower's account, Account No. 6081828 (the "Securities Account"), with the Calvert Group at its office at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

          (5) After the Effective Date, the Borrower will open a non-interest bearing (but subject to investment pursuant to Section 7) cash collateral account (the "L/C Collateral Account") with Citibank, in the name of the Borrower but under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

          (6) The Borrower has opened (i) a cash concentration deposit account, Account No. 40697957 with Citibank at its office at One Penn's Way, New Castle, Delaware 19721 (the "Citibank Concentration Account") and (ii) a cash concentration deposit account, Account No. 2055303193337 with First Union National Bank at its office at 7 North 8th Street, 3rd Floor, Richmond, Virginia 23219 (the "FUNB Concentration Account" and together with the Citibank Concentration Account, the "Concentration Accounts"), both such accounts in the name of the Borrower and subject to the terms of this Agreement.

          (7) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          (8) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

          (9) Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the meanings assigned to them in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. The term "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. (S) 357.2, (S) 357.10 through (S) 357.14 and (S) 357.41 through
(S) 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

          Section 1.  Grant of Security. (a)  Each Grantor hereby assigns and
                      -----------------
pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in, subject only to any valid and enforceable liens and security interests contemplated by, and permitted under, the Credit Agreement and the Interim Order and the Final Order, as applicable, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

                  (i) all equipment in all of its forms (including, without limitation, all (A) furniture, furnishings, trade fixtures, machinery and appliances, (B) production, manufacturing, distribution, selling, data processing, computer and office equipment and (C) trucks and other vehicles), all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");

               (ii) all inventory in all of its forms, (including, without limitation, (A) all bowling center equipment (including, but not limited to, pinspotters, wood and synthetic bowling lanes, automatic scoring systems, ball returns, pins, seating and lane maintenance equipment) and raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (B) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (C) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

               (iii) all accounts, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause
          (iv) or (v) below, being the "Receivables", and any and all such security agreements, leases and other contracts being the "Related Contracts");

               (iv)   the following (the "Security Collateral"):

                      (A) the Initial Pledged Shares and the certificates, if any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

                      (B) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                      (C) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by such Grantor in any manner (such shares, together with the Initial Pledged Shares, being the "Pledged Shares"), and the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, provided, however, that the Pledged Shares shall not include more than 65% of the issued and outstanding shares of the voting stock (but shall include 100% of the issued and outstanding shares of nonvoting stock) of any Foreign Subsidiary;

                      (D) all additional indebtedness from time to time owed to such Grantor by any obligor of the Initial Pledged Debt (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                      (E) the Securities Account, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Account, and all Pledged Financial Assets, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets; and

                      (F) all other investment property (including, without limitation, all (I) securities, whether certificated or uncertificated, provided, however, that this subclause (I) shall not include more than 65% of the issued and outstanding voting stock of any Foreign Subsidiary, (II) security entitlements,
               (III) securities accounts, (IV) commodity contracts and (V) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

               (v)    the following (collectively, the "Account Collateral"):

                      (A) the L/C Collateral Account, all financial assets from time to time credited to the L/C Collateral Account (including, without limitation, all Cash Equivalents from time to time credited to the L/C Collateral Account), and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets;

                      (B) all Pledged Accounts (as defined in Section 8(a)(iii) hereof) from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Accounts;

                      (C) all other deposit accounts (including, without limitation, the Concentration Accounts) of such Grantor from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                      (D) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                      (E) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

               (vi) the following (collectively, the "Intellectual Property Collateral"):

                      (A) all United States, international and foreign patents, patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit D hereto (an "IP Security Agreement Supplement"), executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Patents");

                      (B) all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Trademarks");

                      (C) all copyrights, copyright applications, copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule IV hereto including, without limitation, the trademark registrations and trademark applications set forth in
               Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Copyrights");

                      (D) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "Trade Secrets");

                      (E) all computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "Computer Software");

                      (F) all license agreements, permits, authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, including, without limitation, the license agreements set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, (the "Licenses"); and

                      (G) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                      (vii) all proceeds of any and all of the Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (i) through (vi) of this Section 1(a) and this clause (vii)) and, to the extent not otherwise included, all
          (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (B) cash.

          (b) Notwithstanding anything to the contrary contained in any Loan Document, none of the following shall be subject to any lien arising or created under any Collateral Document: (a) any funds collected by a Loan Party from Participants held on behalf of bowling leagues or bowlers who are participating in bowling leagues or bowling tournaments ("Participants") during the term of the league or tournaments and returned to Participants at the end of the league or the tournament, but excluding payments for bowling or other services sold by the Loan Party ("Prize Funds"); (b) proceeds of any lottery ticket sales held by the Grantor or its Subsidiaries ("Lottery Proceeds"); (c) funds representing charitable donations held by the Grantor or its Subsidiaries on behalf of charities ("Charity Funds" and, together with Prize Funds and Lottery Proceeds, "Third Party Funds"). Each Loan Party shall maintain accurate accounts of all Third Party Funds. To protect the integrity of Prize Funds, the Loan Parties may establish and maintain escrow or trust accounts (the "League Accounts") with banks or trust companies acceptable to the Collateral Agent (the "League Trustees") for the benefit of Participants with whom the Loan Party has an agreement in the form customarily used by a Loan Party (a "League Agreement"). The Loan Parties will use their best efforts to establish escrows or trust accounts and to deposit Prize Funds promptly into such escrow or trust accounts. For the avoidance of doubt, notwithstanding any commingling, Third Party Funds shall not be Collateral subject to any Lien arising or created under any Collateral Document. Promptly following the establishment of the League Account, the Borrower shall deliver a copy of any agreement entered into by a Loan Party with the League Trustee with respect to the League Account or the administration of amounts of deposit thereto.

          (c)  Notwithstanding anything to the contrary in any Loan Document:
(i) unless a Default has occurred and is continuing, no Grantor shall be required to make any filing or take any other action to create, perfect or otherwise maintain any Lien under any Loan Document on any asset to the extent that the laws of any jurisdiction other than the United States or any State thereof or the District of Columbia are applicable to the creation, perfection or maintenance of such Lien and (ii) no covenant, representation or warranty is made in this Agreement or any Loan Document as to any matter referred to in the foregoing clause (i). This Agreement and the Interim and Final Orders are together intended to create a security interest in the Grantors' assets on behalf of the Collateral Agent and the Loan Parties. To the extent that this Agreement and the Interim and Final Orders are not effective in creating a lien in one or more of the Grantors' assets that are not located in the United States or not created under the laws of the United States or a State of the United States, the effectiveness and validity of this Agreement with respect to the Grantors' other assets shall not be affected.

          Section 2.  Security for Obligations. (a) This Agreement secures, in
                      ------------------------
the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations").

          (b) This Agreement shall, in the case of each Grantor that is a debtor in a Case, be subject to the approval of the Bankruptcy Court.

          Section 3.  Grantors Remain Liable. Anything herein to the contrary
                      ----------------------
notwithstanding, (a) subject to the applicable provisions of the Bankruptcy Code, each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral (as such duties or obligations may be modified or terminated pursuant to the applicable provisions of the Bankruptcy Code) and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          Section 4.  Perfection and Priority of Security Interests, Mortgages
          --------------------------------------------------------------------
and Liens. At the request of the Collateral Agent, the Grantors shall execute
---------
and deliver to the Lenders documentation satisfactory to the Lenders evidencing the security interests, charges, mortgages and liens granted hereby and providing for the perfection of such security interests, mortgages and liens, and the automatic stay provisions of section 362 of the Bankruptcy Code (if and to the extent applicable) are modified pursuant to the Interim Order to permit the execution, delivery and filing of such documentation; provided, however that no such documentation or any action on the part of any Loan Party or the Collateral Agent shall be required as a condition to the validity, enforceability, priority or perfection of any of the security interests, charges, mortgages or liens created pursuant to this Agreement which security interests, charges, mortgages and liens shall, pursuant to sections 364(c) and 364(d) of the Bankruptcy Code, be deemed valid, enforceable and properly perfected at all times from and after entry of the Interim Order and the Final Order, as applicable and to the extent the creation, validity, enforceability, priority or perfection is effective with respect to assets located outside the United States or controlled by laws other than the laws of the United States or any State of the United States. The claims arising under this Agreement and the other Loan Documents shall constitute, in accordance with section 364(c)(1) of the Bankruptcy Code, (if and to the extent possible) allowed administrative expense claims having priority over all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code in accordance with the terms of the Credit Agreement and, the Interim Order and the Final Order, as applicable. Upon the occurrence and during the continuance of an Event of Default, such priority and security interests, charges, mortgages and liens shall be subject to the Carve-Out.

          Section 5.  Delivery and Control of Security Collateral.  (a)  All
                      -------------------------------------------
existing certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent and shall deliver to the Grantor on or prior to the Closing Date acknowledgment of such delivery and receipt of such certificates. To the extent any certificate or instrument representing Security Collateral is in the possession of Citibank, Citibank shall cause such certificate or instrument to be delivered to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 16(a). In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. Also, if a Default has occurred and is continuing, the Collateral Agent shall have the right at any time to convert Security Collateral consisting of financial assets credited to the Securities Account to Security Collateral consisting of financial assets held directly by the Collateral Agent, and to convert Security Collateral consisting of financial assets held directly by the Collateral Agent to Security Collateral consisting of financial assets credited to the Securities Account.

          (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will, upon request of the Collateral Agent, cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in writing with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent.

          (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement, such Grantor will, upon request of the Collateral Agent, cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent (such agreement being a "Securities Account Control Agreement").

          (d) No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this Section 5 in order to perfect the security interest granted hereunder in such Collateral.

               Section 6. Maintaining the Concentration Accounts and the L/C
                          --------------------------------------------------
Cash Collateral Account. So long as any Advance shall remain unpaid, any Letter
-----------------------
of Credit shall be outstanding or any Lender Party shall have any Commitment under the Credit Agreement:


               (a) The Borrower will maintain the Concentration Accounts and, after the Effective Date upon request of the Collateral Agent, will open and thereafter maintain the L/C Cash Collateral Account with Citibank or another commercial bank acceptable to the Collateral Agent.

               (b) It shall be a term and condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account and except as otherwise provided by the provisions of Section 9 and Section 21, that no amount (including interest on Cash Equivalents credited thereto) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the L/C Cash Collateral Account.

     The Concentration Accounts and the L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

               Section 7. Investing of Amounts in the L/C Cash Collateral
                          -----------------------------------------------
Account. If requested by the Borrower, the Collateral Agent will direct Citibank
-------
to, subject to the provisions of Sections 9 and 21, from time to time (a) invest amounts on deposit in the L/C Cash Collateral Account in such Cash Equivalents in the name of the Collateral Agent or as to which all action required by
Section 11 shall have been taken as the Borrower may select and the Collateral Agent may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Collateral Agent or as to which all actions required by Section 11 shall have been taken as the Borrower may select and the Collateral Agent may approve (the Cash Equivalents referred to in clauses (a) and (b) above being collectively "Collateral Investments"). Interest and proceeds that are not
              ----------------------
invested or reinvested in Collateral Investments as provided above shall be deposited and held in the L/C Cash Collateral Account.

               Section 8. Maintenance of Cash Management System and the Blocked
                          -----------------------------------------------------
Accounts. (a) The Borrower shall continue to maintain a cash management system
--------
for the Loan Parties in form and substance reasonably satisfactory to the Collateral Agent. Until the occurrence of a Default, the Borrower shall be entitled to continue to maintain its current cash management system, which the Loan Parties hereby acknowledge is satisfactory, as described in the "Debtors' Motion for Order Authorizing Debtors to Continue Consolidated Cash Management Systems Pursuant to Section 363 of the Bankruptcy Code", filed with the Bankruptcy Court on the date hereof. Upon the occurrence of a Default and for so long as such Default continues and any Advance remains unpaid or any Letter of Credit remains outstanding or any Lender Party shall have any Commitment under the Credit Agreement, each Grantor shall, promptly and in any event within 10 days after notice from the Collateral Agent:

               (i) enter into letter agreements, which letter agreements shall be in form and substance reasonably satisfactory to such Grantor and the Collateral Agent ("Blocked Account Letters"), with the Collateral Agent and each bank ("Blocked Account Banks") with which it maintains blocked deposit accounts ("Blocked Accounts"), provided, however that if any Grantor is unable to obtain a letter agreement with respect to a deposit account within such 10-day period, such Grantor shall have an additional 10 days to close such deposit account and open a replacement account at another bank which has entered into a Blocked Account Letter;

               (ii) promptly instruct each Obligor (other than AMF Bowling Centers Holdings Inc. and its Subsidiaries) obligated at any time to make any payment to such Grantor with respect to the purchase or lease of bowling equipment or any other product manufactured, produced, prepared or assembled by such Grantor to make such payment to a Blocked Account or to the Citibank Concentration Account. An "Obligor" means any Person obligated at any time to make any payment to any such Grantor for any reason;

               (iii) (A) with respect to each deposit account other than any Blocked Account (a "Pledged Account") maintained by such Grantor with any bank (a "Pledged Account Bank"), (I) enter into a Pledged Account Letter in substantially the form of Exhibit B hereto with the Pledged Account Bank with which such Pledged Account is maintained or (II) terminate such Pledged Account, (B) direct each Obligor (if not previously so directed) to make all payments to a Blocked Account, a Pledged Account or the Citibank Concentration Account and (C) on each day (or, if such day shall not be a Business Day, on the next succeeding Business Day), deposit all cash receipts and all proceeds of Collateral and all other amounts received by it on such day, other than petty cash required for the operation of the Grantors' bowling centers (including, without limitation, cash necessary to be paid to vendors of alcoholic beverages), into a Blocked Account, a Pledged Account or the Citibank Concentration Account.

               (b) Upon any termination of any Blocked Account Letter or other agreement with respect to the maintenance of a Blocked Account by any Grantor or any Blocked Account Bank, or of a Pledged Account by any Grantor or any Pledged Account Bank, the applicable Grantor shall immediately notify all Obligors that were making payments to such Blocked Account or Pledged Account, as the case may be, to make all future payments to another Blocked Account or Pledged Account with respect to which a Blocked Account Letter is then in effect or to the Citibank Concentration Account. Each Grantor agrees to terminate any or all Blocked Accounts, Pledged Accounts and Blocked Account

     Letters upon request by the Collateral Agent given during the continuance of an Event of Default.

               Section 9.  Release of Amounts. So long as no Event of Default
                           ------------------
shall have occurred and be continuing, the Collateral Agent will, at the request of the Borrower, pay and release to the Borrower or at its order or, at the request of the Borrower, to the Administrative Agent to be applied to the Obligations of the Borrower under the Loan Documents, such amount, if any, as is then on deposit in the L/C Collateral Account to the extent permitted to be released under the terms of the Credit Agreement.

               Section 10. Representations and Warranties.  Each Grantor
                           ------------------------------
represents and warrants as follows:

               (a) All of the Equipment and Inventory of such Grantor are located at the places specified therefor in Schedule II hereto, as such
     Schedule II may be amended from time to time pursuant to Section 12(a). The chief executive office of such Grantor, and the original copies of each Related Contract to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, are located at the address specified therefor in Schedule III hereto, as such Schedule III may be amended from time to time pursuant to Section 14(a). Such Grantor's federal tax identification number is set forth opposite such Grantor's name in Schedule III hereto. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent. Originals of all chattel paper that evidence Receivables have been delivered to the Collateral Agent, in each case to the extent that delivery thereof to the Collateral Agent is required under Section 5. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Agent.

               (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interests created under this Agreement or Liens permitted under the Credit Agreement. To the best knowledge of each Grantor and without having made a lien search, no effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or relating to Liens otherwise permitted under the Credit Agreement. Such Grantor has the trade names listed on
     Schedule IV hereto.

               (c) Such Grantor has exclusive possession and control of such Grantor's Equipment and Inventory other than Inventory in transit and salespersons' sample products.

               (d) The Pledged Shares pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. The

     Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent).

               (e) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on
     Schedule I hereto as of the date hereof. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding, as of the date hereof, in the principal amount indicated on Schedule I hereto as of the date hereof which Schedule is attached in preliminary form on the date hereof and which the Borrower shall amend within 30 Business Days of the Filing Date.

               (f) All of the investment property owned by such Grantor as of the date hereof is listed on Schedule I hereto.

               (g) Such Grantor has no Blocked Accounts or Pledged Accounts or other deposit accounts other than the Blocked Accounts and the Pledged Accounts listed on Schedule V hereto, as such Schedule V may be amended from time to time, including the Concentration Accounts, listed on Schedule VI hereto, as such Schedule VI may be amended from time to time.

               (h) This Agreement and the Interim Order and the Final Order, as applicable, create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority (subject to the Liens permitted by the Credit Agreement) security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations, provided, however, that notwithstanding anything otherwise to the contrary, no representation or warranty is made with respect to the creation or perfection of any lien or security interest (x) in assets not located in the United States or (y) created under laws other than the laws of the United States or any State of the United States.

               (i) Except for the Interim Order and the Final Order, as applicable, and except as otherwise set forth in Schedule 4.01(c) to the Credit Agreement, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest (subject only to the Liens permitted by the Credit Agreement), or (iii) for the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally, provided, however that notwithstanding anything otherwise to the contrary, no representation or warranty is made with respect to the creation or perfection of any lien or security interest
     (x) in assets not located in the United States or (y) created under laws other than the laws of the United States or any State of the United States.

               (j) The Inventory that has been produced or distributed by such Grantor has been produced in compliance in all material respects with requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

               (k) As to itself and its Intellectual Property Collateral that is material to the business of the Borrower and its Subsidiaries taken as a whole ("Material Intellectual Property Collateral"):

                    (i) The rights of such Grantor in or to the Material Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the intellectual property rights of any third party.

                    (ii) Such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to the Material Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

                    (iii) The Material Intellectual Property Collateral set
               forth on Schedule IV hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by such Grantor.

                    (iv) The Material Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and to the best of such Grantor's knowledge, is valid and enforceable. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

                    (v) Except to the extent a failure to do so would not be reasonably likely to have a Material Adverse Effect, such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Material Intellectual Property Collateral in full force and effect throughout the world, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright offices. Such Grantor has used proper statutory notice in connection with its use of each patent, trademark and copyright of the Intellectual Property Collateral.

                    (vi) No action, suit, investigation, litigation or proceeding has been asserted or is pending or, to the best of such Grantor's knowledge, threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the use of any of the Material Intellectual Property Collateral, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe upon or misappropriate any patent, trademark, copyright or any other proprietary right of any third party. To the best of such Grantor's knowledge, no Person is engaging in any activity that infringes upon or misappropriates the Material Intellectual Property Collateral or upon the rights of such Grantor therein. Except as set forth on Schedule IV hereto, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Material Intellectual Property Collateral. The consummation of the transactions contemplated by the Transaction Documents will not result in the termination or impairment of any of the Material Intellectual Property Collateral.

                    (vii) With respect to each License relating to material Intellectual Property (a "Material License"): (A) such Material License is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License;
               (B) such Material License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such Material License or otherwise give the licensor or licensee a right to terminate such Material License; (C) such Grantor has not received any notice of termination or cancellation under such Material License; (D) such Grantor has not received any notice of a breach or default under such Material License, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such Material License; and (F) neither such Grantor nor, to the best of such Grantor's knowledge, any other party to such Material License is in breach or default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

                    (viii) To the best of such Grantor's knowledge, and except to the extent that any of the following matters could not reasonably be expected to have a Material Adverse Effect, (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor's Material Intellectual Property Collateral.

               Section 11. Further Assurances. (a) Each Grantor agrees that from
                           ------------------
time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor, at the request of the Collateral Agent: (i) mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract and each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iv) deliver and pledge to the Collateral Agent for the benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; and
(v) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

               (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral of such Grantor without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

               Section 12.  As to Equipment and Inventory. (a) Each Grantor will
                            -----------------------------
keep the Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 10(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other places in a jurisdiction where all action required by Section 11 shall have been taken with respect to such Equipment and Inventory (and, upon the taking of such action in such jurisdiction, Schedule II hereto shall be automatically amended to include such other places).

               (b) Each Grantor will cause the Equipment of such Grantor to be maintained and preserved in the same condition, repair and working order as existing as of the date of this Agreement, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor will promptly furnish to the Collateral Agent a statement respecting any loss or damage exceeding $2,000,000 to any of the Equipment or Inventory of such Grantor.

               (c) Except to the extent they are Pre-Petition Obligations, or as may be restricted by the Bankruptcy Code or in connection with the Cases, each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor, other than any thereof being contested in good faith by appropriate proceedings. In producing its Inventory, each Grantor will comply in all material respects with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

               Section 13. Insurance. (a) Each Grantor will, at its own
                           ---------
expense, maintain insurance with respect to the Equipment and Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Collateral Agent from time to time. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear. Each such policy shall in addition (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iii) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10 and use its best efforts to cause the insurers to acknowledge notice of such assignment.

               (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 13 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 13 is not applicable, the applicable Grantor will, to the extent required by the Credit Agreement, make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

               (c) So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be applied as provided in the Credit Agreement.

               Section 14. Place of Perfection; Records; Collection of
                           -------------------------------------------
Receivables. (a) Each Grantor will keep its chief executive office, and
-----------
originals of the Assigned Agreements, and Related Contracts to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, at the location therefor specified in Section 10(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where all actions required by Section 10 shall have been taken with respect to the Collateral of such Grantor (and, upon the taking of such action in such jurisdiction, Schedule III hereto shall be automatically amended to include such other location). Each Grantor will hold and preserve its records relating to the Collateral, the Assigned Agreements, the Related Contracts and chattel paper and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents.

               (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables and the Related Contracts. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction if a Default has occurred and is continuing, will take) such action as such Grantor or the Collateral Agent may deem necessary or advisable to enforce collection of the Receivables and the Related Contracts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables and the Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Citibank Concentration Account and either (A) released to such Grantor on the terms set forth in this Agreement so long as no Default shall have occurred and be continuing or (B) if any Default shall have occurred and be continuing, applied as provided in Section 21(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Obligor thereof.

               Section 15. As to Material Intellectual Property Collateral. (a)
                           -----------------------------------------------
With respect to each item of its Material Intellectual Property Collateral, each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Material Intellectual Property Collateral and maintain each such item of Material Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in the Material Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of the Collateral Agent, discontinue use of or otherwise abandon any Material Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, such Grantor will give prompt notice of any such abandonment to the Collateral Agent.

               (b) Each Grantor agrees promptly to notify the Collateral Agent if such Grantor learns (i) that any item of the Material Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor's ownership of any of the Material Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or
(ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the

U.S. Patent and Trademark Office or any court) regarding any item of the Material Intellectual Property Collateral.

               (c) In the event that any Grantor becomes aware that any item of the Material Intellectual Property Collateral is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Collateral Agent and shall take such actions, at its expense, as such Grantor or the Collateral Agent deems reasonable and appropriate under the circumstances to protect such Material Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

               (d) Each Grantor shall use proper statutory notice in connection with its use of each item of its Material Intellectual Property Collateral. No Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Material Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

               (e) Each Grantor shall take all steps which it or the Collateral Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Material Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

               (f) With respect to its Material Intellectual Property Collateral, each Grantor agrees, at the request of the Collateral Agent, to execute an agreement, in substantially the form set forth in Exhibit C hereto (an "Intellectual Property Security Agreement"), for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

               (g) Each Grantor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 1(a)(vi) which is not on the date hereof a part of the Intellectual Property Collateral (the "After-Acquired Intellectual Property"), (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) in the case of Material Intellectual Property Collateral, such Grantor shall give prompt written notice thereof to the Collateral Agent in accordance herewith and (iv) in the case of Material Intellectual Property Collateral, such Grantor shall, at the request of the Collateral Agent, execute and deliver to the Collateral Agent an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the

U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

          Section 16. Voting Rights; Dividends; Etc. (a) So long as no Default
                      -----------------------------
under Section 6.01(a) of the Credit Agreement or Event of Default shall have occurred and be continuing:

          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose other than originate Entitlement Orders (as defined in any Control Agreement) with respect to the Securities Account; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

          (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all

               (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

               (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

               (b) Upon the occurrence and during the continuance of a Default under Section 6.01(a) of the Credit Agreement or an Event of Default:

               (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 16(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 16(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

               (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this
     Section 16(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

               (iii) The Collateral Agent shall be authorized to send to each Securities Intermediary as defined in and under any Control Agreement a Notice of Exclusive Control as defined in and under such Control Agreement.

               Section 17. Transfers and Other Liens; Additional Shares. (a)
                           --------------------------------------------
     Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Agreement.

               (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Shares pledged by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

               Section 18. Collateral Agent Appointed Attorney-in-Fact. Each
                           -------------------------------------------
     Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of a Default, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

               (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 13,

               (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

               (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause
          (a) or (b) above, and

               (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

               Section 19. Collateral Agent May Perform. If any Grantor fails
                           ----------------------------
     to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 22(b).

               Section 20. The Collateral Agent's Duties. (a) The powers
                           -----------------------------
     conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

               (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

               Section 21. Remedies. If any Event of Default shall have
                           --------
occurred and be continuing:

               (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Assigned Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent that any rights and remedies under this Section 21 would otherwise be in violation of the automatic stay of Section 362 of the Bankruptcy Code, such stay shall be deemed modified, as set forth in the Interim Order or the Final Order, as applicable, to the extent necessary to permit the Collateral Agent to exercise such rights and remedies.

               (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

                    (i) first, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Agents (solely in their respective capacities as Agents) under or in respect of this Agreement and the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Agents on such date;

                    (ii) second, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Issuing Bank (solely in its capacity as such) under or in respect of this Agreement and the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Issuing Bank on such date;

                    (iii) third, to the payment of all of the indemnification
               payments, costs and expenses that are due and payable to the Lenders under Sections 9.04 of the Credit Agreement, Section 22 hereof and any similar section of any of the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such indemnification payments, costs and expenses owing to the Lenders on such date;

                    (iv) fourth, to the payment of all of the amounts that are due and payable to the Administrative Agent and the Lender Parties under Sections 2.10 and 2.12 of the Credit Agreement on such date, ratably based upon the respective aggregate amounts thereof owing to the Administrative Agent and the Lender Parties on such date;

                    (v) fifth, to the payment of all of the fees that are due and payable to the Lenders under Section 2.08(a) of the Credit Agreement on such date, ratably based upon the respective aggregate Commitments of the Lenders under the Facilities on such date;

                    (vi) sixth, to the payment of all of the accrued and unpaid interest on the Obligations of the Borrower under or in respect of the Loan Documents that is due and payable to the Administrative Agent and the Lender Parties under Section 2.07(b) of the Credit Agreement on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;

                    (vii) seventh, to the payment of all of the accrued and unpaid interest on the Advances that is due and payable to the Administrative Agent and the Lender Parties under Section 2.07(a) of the Credit Agreement on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;

                    (viii) eighth, to the payment of the principal amount of all of the outstanding Advances that is due and payable to the Administrative Agent and the Lender Parties on such date, ratably based upon the respective aggregate amounts of all such principal owing to the Administrative Agent and the Lender Parties on such date; and

                    (ix) ninth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date.

     Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

               (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

               (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held in the L/C Collateral Account or in any deposit account related thereto.

               (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

               (f) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 21, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

                    (i) execute and deliver, and use its best efforts to cause each issuer of such Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the "Securities Act"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                    (ii) use its best efforts to qualify the Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Agent;

                    (iii) cause each such issuer of such Security Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

                    (iv) provide the Collateral Agent with such other information and projections as may be necessary or, in the opinion of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Security Collateral; and

                    (v) do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

               (g) The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 21, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (f)(i) above; (ii) any information and projections provided to it pursuant to subsection (f)(iv) above; and (iii) any other information in its possession relating to such Security Collateral.

               (h) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in subsection (f) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with subsection (f) above.

               Section 22. Indemnity and Expenses. (a) Each Grantor agrees to
                           ----------------------
indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

               (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

               Section 23. Amendments; Waivers; Additional Grantors; Etc. (a) No
                           ---------------------------------------------
amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and, in the case of an amendment, by each Grantor affected thereby, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

               (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the supplemental schedules I, II, III, IV, V and VI attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, IV, V and VI, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

               Section 24. Notices; Etc. All notices and other communications
                           ------------
provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to, in the case of the Borrower or the Collateral Agent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor's name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, telecopied or confirmed by telex answerback, respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

               Section 25. Continuing Security Interest; Assignments under the
                           ---------------------------------------------------
Credit Agreement. This Agreement and the Interim Order and the Final Order, as
----------------
applicable, shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit (unless such Letters of Credit are cash collateralized in accordance with the provisions of the Credit Agreement), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in
Section 9.07 of the Credit Agreement.

               Section 26. Release; Termination. (a) Upon any sale, lease,
                           --------------------
transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Collateral

Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.06 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.06 of the Credit Agreement.

          (b) Upon the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit (unless such Letters of Credit are cash collateralized in accordance with the provisions of the Credit Agreement), the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          Section 27. Security Interest Absolute. The obligations of each
                      --------------------------
Grantor under this Agreement are independent of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Loan Party or whether such Grantor or any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

          (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

          (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or

          (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

          Section 28. Execution in Counterparts. This Agreement may be executed
                      -------------------------
in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

          Section 29. The Mortgages. In the event that any of the Collateral
                      -------------
hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

          Section 30. Governing Law. This Agreement shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              AMF GROUP HOLDINGS INC.

                              By /s/ Stephen E. Hare
                                 ------------------------------
                                 Name:  Stephen E. Hare
                                 Title:  Chief Financial Officer

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BOWLING WORLDWIDE, INC.

                              By /s/ Stephen E. Hare
                                 ------------------------------
                                 Name:  Stephen E. Hare
                                 Title:  Chief Financial Officer

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BOWLING HOLDINGS INC.

                              By /s/ Stephen E. Hare
                                 ------------------------------
                                 Name:  Stephen E. Hare
                                 Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BOWLING CENTERS HOLDINGS
                               INC.

                              By /s/ Stephen E. Hare
                                 --------------------------------
                                 Name:  Stephen E. Hare
                                 Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF WORLDWIDE BOWLING
                               CENTERS HOLDINGS INC.

                              By /s/ Stephen E. Hare
                                 --------------------------------
                                 Name:  Stephen E. Hare
                                 Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BOWLING PRODUCTS, INC.

                              By /s/ Stephen E. Hare
                                 --------------------------------
                                 Name:  Stephen E. Hare
                                 Title:  Executive Vice President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BOWLING CENTERS, INC.

                              By /s/ Stephen E. Hare
                                 -----------------------------
                                 Name:  Stephen E. Hare
                                 Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMERICAN RECREATION CENTERS,
                               INC.

                              By /s/ Stephen E. Hare
                                 -----------------------------
                                 Name:  Stephen E. Hare
                                 Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BEVERAGE COMPANY OF
                               OREGON, INC.

                              By /s/ Stephen E. Hare
                                 -----------------------------
                                 Name:  Stephen E. Hare
                                 Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BEVERAGE COMPANY OF W.VA.,
                               INC.

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              BUSH RIVER CORPORATION

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              300, INC.

                              By /s/ William Dufour
                                --------------------------------
                                Name:  William Dufour
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              KING LOUIE LENEXA, INC.

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              MICHAEL JORDAN GOLF COMPANY,
                               INC.

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              MJG - O'HARE, INC.

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BOWLING CENTERS (AUST)
                               INTERNATIONAL INC.

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BOWLING CENTERS
                               INTERNATIONAL INC.

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  Vice President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BCO-UK ONE, INC.

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BCO-UK TWO, INC.

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BOWLING MEXICO HOLDING,
                               INC.

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              BOLICHES AMF, INC..

                              By /s/ Stephen E. Hare
                                --------------------------------
                                Name:  Stephen E. Hare
                                Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BCO-FRANCE ONE, INC.

                              By /s/ Stephen E. Hare
                                 -----------------------------
                                 Name:  Stephen E. Hare
                                 Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BCO-FRANCE TWO, INC.

                              By /s/ Stephen E. Hare
                                 -----------------------------
                                 Name:  Stephen E. Hare
                                 Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BOWLING CENTERS (HONG
                                KONG) INTERNATIONAL INC.

                              By /s/ Stephen E. Hare
                                 -----------------------------
                                 Name:  Stephen E. Hare
                                 Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                              AMF BOWLING CENTERS SPAIN, INC.

                              By /s/ Stephen E. Hare
                                 -----------------------------
                                 Name:  Stephen E. Hare
                                 Title:  President

                              Address for Notices:
                              8100 AMF Drive
                              Mechanicsville, Virginia  23111
                              Attention:  General Counsel

                                                               Schedule I to the
                                                              Security Agreement

                        PLEDGED SHARES AND PLEDGED DEBT

                                     Part I


-------------------------------------------------------------------------------------------------------------
                                                                                             Percentage
                                                                    Stock                        of
                                                                 Certificate     Number      Outstanding
   Grantor      Stock Issuer     Class of Stock    Par Value        No(s)       of Shares     Shares
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------



                                    Part II

           Debt          Description of          Final
Grantor    Issuer             Debt             Maturity
-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

                                                            Schedule II to the
                                                            Security Agreement

                      LOCATIONS OF EQUIPMENT AND INVENTORY

[Name of Grantor]
 ---------------

     Locations of Equipment:

     Locations of Inventory:

[Name of Grantor]
 ---------------

     Locations of Equipment:

     Locations of Inventory:

[Etc.]

                                                             Schedule III to the
                                                              Security Agreement

                             CHIEF EXECUTIVE OFFICE
                     AND FEDERAL TAX IDENTIFICATION NUMBER

                                             Federal Tax
Grantor         Chief Executive Office       Identification Number
-------         ----------------------       ---------------------

                                                              Schedule IV to the
                                                              Security Agreement

                            PATENTS, TRADEMARKS AND
                      TRADE NAMES, COPYRIGHTS AND LICENSES

Grantor        Patents       Country       Patent No.      Applic. No.      Filing Date     Issue Date
-------        -------       -------       ----------      -----------      -----------     ----------

               Trademarks and                       Reg.     Applic.    Filing     Issue
               --------------                       ----     -------    ------     -----
Grantor        Trade Names      Country     Mark    No.      No.        Date       Date
-------        -----------      -------     ----    ---      ---        ----       ----

                                                                  Filing      Issue
                                                                  ------      -----
Grantor  Copyrights  Country  Title  Reg. No.      Applic. No.     Date       Date
-------  ----------  -------  -----  --------     ------------     ----       ----

Grantor         Licenses           Title            Date            Parties
-------         --------           -----            ----            -------

                                                               Schedule V to the
                                                              Security Agreement

                                PLEDGED ACCOUNTS




------------------------------------------------------------------------------------------------------
                     Name and Address of           Mailing Address of
      Grantor        Pledged Account Bank             Lockbox                Account Number
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

                                                                Exhibit A to the
                                                              Security Agreement

                     FORM OF SECURITY AGREEMENT SUPPLEMENT

                                    [Date of Security Agreement Supplement]

CITIBANK, N.A.,
 as the Collateral Agent for the
 Secured Parties referred to in the
 Credit Agreement referred to below
 388 Greenwich Street
 New York, New York 10013
 Attn: Jeffrey Nitz

                          AMF Bowling Worldwide, Inc.
                          ---------------------------

Ladies and Gentlemen:

          Reference is made to (i) the Senior Secured Priming Debtor-In-Possession Credit Agreement dated as of July 3, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AMF Bowling Worldwide, Inc., a Delaware corporation, as the Borrower, AMF Group Holdings, Inc., a Delaware corporation, as the Parent Guarantor, each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, the Subsidiary Guarantors, the Lender Parties party thereto, Citibank, N.A., as collateral agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement, the "Collateral Agent"), and Citibank, N.A., as administrative agent for the Lender Parties, and (ii) the Security Agreement dated July 3, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

          Section 1. Grant of Security. (a) The undersigned hereby assigns and
                     -----------------
pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

          (b) Notwithstanding anything to the contrary contained in any Loan Document, none of the following shall be subject to any lien arising or created under any

Collateral Document: (a) any funds collected by a Loan Party from Participants held on behalf of bowling leagues or bowlers who are participating in bowling leagues or bowling tournaments ("Participants") during the term of the league or tournaments and returned to Participants at the end of the league or the tournament, but excluding payments for bowling or other services sold by the Loan Party ("Prize Funds"); (b) proceeds of any lottery ticket sales held by the Grantor or its Subsidiaries ("Lottery Proceeds"); (c) funds representing charitable donations held by the Grantor or its Subsidiaries on behalf of charities ("Charity Funds" and, together with Prize Funds and Lottery Proceeds, "Third Party Funds"). Each Loan Party shall maintain accurate accounts of all Third Party Funds. To protect the integrity of Prize Funds, the Loan Parties may establish and maintain escrow or trust accounts (the "League Accounts") with banks or trust companies acceptable to the Collateral Agent (the "League Trustees") for the benefit of Participants with whom the Loan Party has an agreement in the form customarily used by a Loan Party (a "League Agreement"). The Loan Parties will use their best efforts to establish escrows or trust accounts and to deposit Prize Funds promptly into such escrow or trust accounts. For the avoidance of doubt, notwithstanding any commingling, Third Party Funds shall not be Collateral subject to any Lien arising or created under any Collateral Document. Promptly following the establishment of the League Account, the Borrower shall deliver a copy of any agreement entered into by a Loan Party with the League Trustee with respect to the League Account or the administration of amounts of deposit thereto.

          (c) Notwithstanding anything to the contrary in any Loan Document: (i) unless a Default has occurred and is continuing, no Grantor shall be required to make any filing or take any other action to create, perfect or otherwise maintain any Lien under any Loan Document on any asset to the extent that the laws of any jurisdiction other than the United States or any State thereof or the District of Columbia are applicable to the creation, perfection or maintenance of such Lien and (ii) no covenant, representation or warranty is made in this Agreement as to any matter referred to in the foregoing clause (i). This Agreement and the Interim and Final Orders are together intended to create a security interest in the Grantors' assets on behalf of the Collateral Agent and the Loan Parties. To the extent that this Agreement and the Interim and Final Orders are not effective in creating a lien in one or more of the Grantors' assets that are not located in the United States or not created under the laws of the United States or any State of the United States, the effectiveness and validity of this Agreement with respect to the Grantors' other assets shall not be affected.

          Section 2. Security for Obligations. The pledge and assignment of, and
                     ------------------------
the grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          Section 3. Supplements to Security Agreement Schedules. The
                     -------------------------------------------
undersigned has attached hereto supplemental Schedules I, II, III, IV, V and VI to Schedules I, II, III, IV, V and VI, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

          Section 4.  Representations and Warranties. The undersigned hereby
                      ------------------------------
makes each representation and warranty set forth in Section 10 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

          Section 5. Obligations Under the Security Agreement. The undersigned
                     ----------------------------------------
hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

          Section 6. Governing Law. This Security Agreement Supplement shall be
                     -------------
governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

                                    Very truly yours,

                                    [NAME OF ADDITIONAL GRANTOR]

                                    By_______________________________
                                      Title:

                                         Address for notices:
                                         _______________________
                                         _______________________
                                         _______________________

                                                                Exhibit B to the
                                                              Security Agreement

                         FORM OF PLEDGED ACCOUNT LETTER

                                    _______________, ____

[Name and address
of Pledged Account Bank]

                             [Name of the Grantor]

Gentlemen/women:

          Reference is made to the lockboxes listed on Schedule I hereto into which certain monies, instruments and other properties are deposited from time to time and the deposit accounts listed on Schedule I hereto (such lockboxes and deposit accounts being, collectively, the "Pledged Accounts") maintained with you by ____________________ (the "Grantor"). Pursuant to the Security Agreement dated July 3, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), the Grantor has granted to Citibank, N.A., as Collateral Agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement, the "Collateral Agent") for the Secured Parties referred to in the Credit Agreement dated as of July 3, 2001, with [__________] [the Grantor], a security interest in, and sole dominion and control of, certain property of the Grantor, including, among other things, the following (the "Account Collateral"): each Pledged Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Pledged Account, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral. It is a condition to the continued maintenance of the Pledged Accounts with you that you agree to this letter agreement.

          By executing this letter agreement, you acknowledge notice of, and consent to the grant of the security interest in, and the pledge and assignment of, the Account Collateral to the Collateral Agent for the benefit of the Secured Parties and you confirm to the Collateral Agent that the description of the Pledged Accounts set forth on Schedule I hereto is correct and that you have not received any notice of any other security interest in, pledge or assignment of, or other claim (other than that of the Grantor) on, any of the Pledged Accounts. Further, you hereby agree with the Collateral Agent that:

          (a) Notwithstanding anything to the contrary in any other agreement relating to any Pledged Account, each Pledged Account is and will be subject to the security interest, pledge and assignment created under the Security Agreement, will be maintained solely for the benefit of the Secured Parties, will have the title set forth opposite the account number therefor on Schedule I hereto and will be subject to written instructions only from an officer of the Collateral Agent. Only the Collateral Agent is authorized to withdraw amounts from, to draw upon, or, except as otherwise set forth herein, to otherwise exercise any powers with respect to the Pledged Accounts and the funds deposited therein. The Collateral Agent authorizes and directs that the sole signatories authorized to act on behalf of the Collateral Agent with respect to the Pledged Accounts are and shall be such officers of the Collateral Agent as the Collateral Agent may from time to time designate in a writing acceptable to you. You may rely without liability on any such written designation, absent manifest error, unless and until you receive a written designation to the contrary. Any such written designation shall include the specimen signature of each authorized officer of the Collateral Agent.

          (b) You will collect mail from each Pledged Account on each of your business days at times that coincide with the delivery of mail thereto.

          (c) You will follow your usual operating procedures for the handling of any remittance that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc. received in any Pledged Account.

          (d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Pledged Accounts.

          (e) You will maintain a record of all checks and other remittance items received in each Pledged Account and, in addition to providing the Grantor with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Collateral Agent (i) a monthly statement of each Pledged Account and (ii) a daily collection and check float report, to be mailed or telecopied to the Collateral Agent at:
     Citibank, N.A., 399 Park Avenue, New York, New York 10043, Telecopier No. __________, Attention: Charles Foster.

          (f) You will transfer, in same day funds, on each of your business days, all amounts collected from each Pledged Account on such day to the following account (the "Citibank Concentration Account"):

               AMF Bowling Worldwide, Inc.
               Account No. 40697957
               Citibank, N.A.
               One Penn's Way
               New Castle, Delaware 19721
               Attention:  ____________________

     Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

          (g) All transfers referred to in paragraph (f) above shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and you will not seek to recover from the Collateral Agent for any reason any such payment once made.

          (h) All service charges and fees with respect to any Pledged Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to the applicable Pledged Account, but may be charged to another account maintained by the Grantor with you.

          (i) The Collateral Agent shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Accounts and the other Account Collateral in accordance with the terms of the Security Agreement, and you shall comply in all respects with such exercise.

          You hereby represent and warrant that the person executing this letter agreement on your behalf is duly authorized to do so.

          No amendment or waiver of any provision of this letter agreement, nor consent to any departures by you or the Grantor herefrom, shall be effective unless the same shall be in writing as signed by you, the Grantor and the Collateral Agent.

          This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement upon thirty days' prior written notice to the Grantor and the Collateral Agent. Upon such termination you shall close the Pledged Accounts and transfer all funds in the Pledged Accounts to the Citibank Concentration Account or another account as instructed by the Collateral Agent at such time. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Citibank Concentration Account or to such other account as instructed by the Collateral Agent at such time all funds and other property received in respect of the Pledged Accounts.

          This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of an original executed counterpart of this letter agreement.

          Please indicate your acknowledgment of and agreement to the provisions of this letter agreement by signing in the appropriate space provided below and returning this letter agreement to Citibank, N.A., 388 Greenwich Street, New York, New York 10013, Telecopier No.: (212) 816-2613, Attention: Jeff Nitz. If you elect to deliver this letter agreement by telecopier, please arrange for the executed original to follow by next-day courier.

          This letter agreement shall be governed by and construed in accordance with the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

                                    Very truly yours,

                                    [NAME OF GRANTOR]

                                    By______________________________________
                                      Title:

                                    CITIBANK, N.A., as Collateral Agent

                                    By______________________________________
                                      Title:

Acknowledged and agreed to as of
the date first above written:

[NAME OF PLEDGED ACCOUNT BANK]

By________________________________
  Title:

                                                               Schedule I to the
                                                          Pledged Account Letter


[Lockbox/]Account Number       [Lockbox/]Account Name
------------------------       ----------------------

                                                                Exhibit C to the
                                                              Security Agreement

               FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Security Agreement") dated July 3, 2001, is made by the Persons listed on the signature pages hereof, each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (collectively, the "Grantors") in favor of Citibank, N.A. ("Citibank"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

          WHEREAS, AMF Bowling Worldwide, Inc., a Delaware corporation, AMF Group Holdings, Inc., a Delaware corporation and the Subsidiary Guarantors have entered into a Credit Agreement dated as of July 3, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with Citibank, N.A., as Administrative Agent, Citibank, N.A., as Collateral Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, as a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement, each Grantor has executed and delivered that certain Security Agreement dated July 3, 2001 made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement").

          WHEREAS, under the terms of the Security Agreement, Grantors have granted a security interest in, among other property, certain intellectual property of the Grantors to the Collateral Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the
                     -----------------
Collateral Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor's right, title and interest in and to the following (the "Collateral"):

               (i) the United States, international, and foreign patents, patent applications and patent licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement, each such supplement being in substantially the form of Exhibit D to the Security Agreement (an "IP Security Agreement Supplement"), executed and delivered by such Grantor to the

          Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

               (ii) the United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (as such Schedule B may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time) (the "Trademarks");

               (iii) the copyrights, United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time) (the "Copyrights");

               (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (v)    any and all proceeds of the foregoing.

          SECTION 2. Security for Obligations. The pledge and assignment of, and
                     ------------------------
the grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents.

          SECTION 3. Recordation. Each Grantor authorizes and requests that the
                     -----------
Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.

          SECTION 4. Execution in Counterparts. This Agreement may be executed
                     -------------------------
in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has
                     ---------------------------
been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 6. Governing Law. This IP Security Agreement shall be governed
                     -------------
by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    AMF BOWLING WORLDWIDE, INC.

                                    By_______________________________________
                                     Name:
                                     Title:

                                    Address for Notices:
                                    _________________________________________
                                    _________________________________________
                                    _________________________________________


                                    [NAME OF GRANTOR]

                                    By_______________________________________
                                     Name:
                                     Title:

                                    Address for Notices:
                                    _________________________________________
                                    _________________________________________
                                    _________________________________________

                                    [NAME OF GRANTOR]

                                    By_______________________________________
                                     Name:
                                     Title:

                                    Address for Notices:
                                    _________________________________________
                                    _________________________________________
                                    _________________________________________

                                          [ETC.]

                      [ADD ACKNOWLEDGMENT FORM IF NEEDED]

                                                                Exhibit D to the
                                                              Security Agreement

          FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

               This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP Security Agreement Supplement") dated ________, ____, is made by the Person listed on the signature page hereof (the "Grantor") in favor of Citibank, N.A., as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

               WHEREAS, AMF Bowling Worldwide, Inc., a Delaware corporation, AMF Group Holdings, Inc., a Delaware corporation and the Subsidiary Guarantors, have entered into a Senior Secured Priming Debtor-In-Possession Credit Agreement dated as of July 3, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with Citibank, N.A., as Administrative Agent, Citibank, N.A., as Collateral Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

               WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated July 3, 2001 made by the Grantor and such other Persons to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"). To create a short form version of the Security Agreement covering certain intellectual property of the Grantor and such other Persons for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities, the Grantor and such other Persons have executed and delivered that certain Intellectual Property Security Agreement made by the Grantor and such other Persons to the Collateral Agent dated July 3, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Security Agreement").

               WHEREAS, under the terms of the Security Agreement and the IP Security Agreement, the Grantor has granted a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor to the Collateral Agent for the ratable benefit of the Secured Parties and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

               SECTION 1. Confirmation of Grant of Security. The Grantor hereby
                          ---------------------------------
acknowledges and confirms the grant of a security interest to the Collateral Agent for the ratable benefit of the Secured Parties under the Security Agreement and the IP Security Agreement in and to all of the Grantor's right, title and interest in and to the following (the "Additional Collateral"):

               (i) The United States, international, and foreign patents, patent applications, and patent licenses set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

               (ii) The United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (the "Trademarks");

               (iii) The copyrights, United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (the "Copyrights");

               (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (v)    any and all proceeds of the foregoing.

     SECTION 2. Supplement to Security Agreement and IP Security Agreement.
                ----------------------------------------------------------
Schedule IV to the Security Agreement and Schedule[s] [A,] [B and] [C] to the IP Security Agreement are each, effective as of the date hereof, hereby supplemented to add to such Schedules the Additional Collateral.

     SECTION 3. Recordation. The Grantor authorizes and requests that the
                -----------
Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

     SECTION 4.  Governing Law. This IP Security Agreement Supplement shall be
                 -------------
governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Code.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                [NAME OF GRANTOR]

                                By
                                   ---------------------------------
                                   Name:
                                     Title:

                                Address for Notices:

                                ------------------------------------
                                ------------------------------------
                                ------------------------------------


                    [ADD ACKNOWLEDGEMENT FORM IF NEEDED]